                                                                           Ex 10


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference made to our firm under the caption "Auditors" in the Statement of Additional Information and to the use of our report dated July 24, 1998 on Mitchell Hutchins LIR Select Money Fund in this Registration Statement (Form N-1A No. 333-52965) of Mitchell Hutchins Institutional Series.

                                        /s/ Ernst & Young LLP

                                        ERNST & YOUNG LLP

New York, New York
July 24, 1998